Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
December 2008

Table of Contents

Consolidated Balance Sheets	1

Loans and Leases Composition	2

Deposit Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Quarterly Average Loans and Leases and Deposit Composition By Business Segment	6

Selected Quarterly Income Statement Data	7

Quarterly Mortgage Banking Income	8

Quarterly Credit Reserves Analysis	9

Quarterly Net Charge-Off Analysis	10

Quarterly Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases	11

Quarterly Common Stock Summary, Capital, and Other Data	12

Consolidated Annual Average Balance Sheets	13

Consolidated Annual Net Interest Margin Analysis	14

Selected Annual Income Statement Data	15

Annual Mortgage Banking Income	16

Annual Credit Reserves Analysis	17

Annual Net Charge-Off Analysis	18

Annual Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases	19
Notes:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
This document reflects the post-Sky merger organization structure effective on July 1, 2007. Accordingly, the balances presented include the impact of the acquisition from that date.
Contents

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2008		2007	December ‘08 vs ‘07
(in thousands, except number of shares)	December 31,	September 30,	December 31,	Amount	Percent
	(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$806,693	$901,239	$1,416,597	$(609,904)	(43.1)%
Federal funds sold and securities purchased under resale agreements	37,975	269,519	592,649	(554,674)	(93.6)
Interest bearing deposits in banks	292,561	298,297	340,090	(47,529)	(14.0)
Trading account securities	88,677	998,249	1,032,745	(944,068)	(91.4)
Loans held for sale	390,438	286,751	494,379	(103,941)	(21.0)
Investment securities	4,384,457	4,565,064	4,500,171	(115,714)	(2.6)
Loans and leases (1)	41,092,165	41,191,723	40,054,338	1,037,827	2.6
Allowance for loan and lease losses	(900,227)	(720,738)	(578,442)	(321,785)	55.6

Net loans and leases	40,191,938	40,470,985	39,475,896	716,042	1.8

Bank owned life insurance	1,364,466	1,353,400	1,313,281	51,185	3.9
Premises and equipment	519,500	527,798	557,565	(38,065)	(6.8)
Goodwill	3,054,985	3,056,386	3,059,333	(4,348)	(0.1)
Other intangible assets	356,703	375,914	427,970	(71,267)	(16.7)
Accrued income and other assets	2,823,209	1,556,987	1,486,792	1,336,417	89.9

Total Assets	$54,311,602	$54,660,589	$54,697,468	$(385,866)	(0.7)%

Liabilities and Shareholders’ Equity Liabilities
Deposits (2)	$37,943,200	$37,569,056	$37,742,921	$200,279	0.5%
Short-term borrowings	1,309,157	1,974,368	2,843,638	(1,534,481)	(54.0)
Federal Home Loan Bank advances	2,588,976	3,483,001	3,083,555	(494,579)	(16.0)
Other long-term debt	2,330,763	2,497,002	1,937,078	393,685	20.3
Subordinated notes	1,939,052	1,864,728	1,934,276	4,776	0.2
Accrued expenses and other liabilities	1,003,663	898,528	1,206,860	(203,197)	(16.8)

Total Liabilities	47,114,811	48,286,683	48,748,328	(1,633,517)	(3.4)

Shareholders’ equity
Preferred stock — authorized 6,617,808 shares-

5.00% Series B Non-voting, Cumulative Preferred Stock, par value of $0.01 and liquidation value per share of $1,000; 1,398,071 shares issued and outstanding	1,308,667	—	—	1,308,667	—

8.50% Series A Non-cumulative Perpetual Convertible Preferred Stock, par value and liquidiation value per share of $1,000; 569,000 shares issued and outstanding.	569,000	569,000	—	569,000	—

Common stock -
Par value of $0.01 and authorized 1,000,000,000 shares; issued 366,972,250, 366,970,661, and 367,000,815 shares, respectively; outstanding 366,057,669, 366,068,762, and 366,261,676 shares respectively.	3,670	3,670	3,670	—	—
Capital surplus	5,322,428	5,228,381	5,237,783	84,645	1.6
Less 914,581, 901,899 and 739,139 treasury shares at cost, respectively	(15,530)	(15,501)	(14,391)	(1,139)	7.9
Accumulated other comprehensive loss	(357,043)	(266,677)	(49,611)	(307,432)	N.M.
Retained earnings	365,599	855,033	771,689	(406,090)	(52.6)

Total Shareholders’ Equity	7,196,791	6,373,906	5,949,140	1,247,651	21.0

Total Liabilities and Shareholders’ Equity	$54,311,602	$54,660,589	$54,697,468	$(385,866)	(0.7)%

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition

							Change
	2008				2007		December ‘08 vs ‘07
(in thousands)	December 31,		September 30,		December 31,		Amount	Percent
	(Unaudited)		(Unaudited)
By Type
Commercial:
Commercial and industrial	$13,540,841	33.0%	$13,638,066	33.1%	$13,125,565	32.8%	$415,276	3.2%
Commercial real estate:
Construction	2,080,328	5.1	2,111,027	5.1	1,961,839	4.9	118,489	6.0
Commercial	8,017,882	19.5	7,796,133	18.9	7,221,213	18.0	796,669	11.0

Commercial real estate	10,098,210	24.6	9,907,160	24.0	9,183,052	22.9	915,158	10.0

Total commercial	23,639,051	57.6	23,545,226	57.1	22,308,617	55.7	1,330,434	6.0

Consumer:
Automobile loans	3,900,893	9.5	3,917,576	9.5	3,114,029	7.8	786,864	25.3
Automobile leases	563,417	1.4	698,450	1.7	1,179,505	2.9	(616,088)	(52.2)
Home equity	7,556,428	18.4	7,496,875	18.2	7,290,063	18.2	266,365	3.7
Residential mortgage	4,761,384	11.6	4,854,260	11.8	5,447,126	13.6	(685,742)	(12.6)
Other loans	670,992	1.5	679,336	1.7	714,998	1.8	(44,006)	(6.2)

Total consumer	17,453,114	42.4	17,646,497	42.9	17,745,721	44.3	(292,607)	(1.6)

Total loans and leases	$41,092,165	100.0	$41,191,723	100.0	$40,054,338	100.0	$1,037,827	2.6

By Business Segment
Regional Banking:
Central Ohio	$5,337,814	13.0%	$5,223,789	12.7%	$5,149,503	12.9%	$188,311	3.7%
Northwest Ohio	2,122,673	5.2	2,179,160	5.3	2,280,648	5.7	(157,975)	(6.9)
Greater Cleveland	3,308,503	8.1	3,301,249	8.0	3,104,336	7.8	204,167	6.6
Greater Akron/Canton	2,627,732	6.4	2,598,991	6.3	2,477,467	6.2	150,265	6.1
Southern Ohio/Kentucky	3,150,179	7.7	3,021,163	7.3	2,668,073	6.7	482,106	18.1
Mahoning Valley	1,243,997	3.0	1,240,950	3.0	1,274,608	3.2	(30,611)	(2.4)
West Michigan	2,679,929	6.5	2,624,581	6.4	2,478,683	6.2	201,246	8.1
East Michigan	1,800,472	4.4	1,818,433	4.4	1,747,914	4.4	52,558	3.0
Pittsburgh	1,941,733	4.7	2,003,051	4.9	1,859,401	4.6	82,332	4.4
Central Indiana	1,562,470	3.8	1,585,247	3.8	1,421,401	3.5	141,069	9.9
West Virginia	1,325,169	3.2	1,221,503	3.0	1,155,719	2.9	169,450	14.7
Other Regional	4,774,381	11.6	4,771,863	11.6	5,061,767	12.5	(287,386)	(5.7)

Regional Banking	31,875,052	77.6	31,589,980	76.7	30,679,520	76.6	1,195,532	3.9
Auto Finance and Dealer Services	5,955,887	14.5	5,900,223	14.3	5,632,545	14.1	323,342	5.7
Private Financial, Capital Markets, and Insurance Group	2,611,001	6.3	2,606,956	6.3	2,553,872	6.3	57,129	2.2
Treasury / Other	650,225	1.6	1,094,564	2.7	1,188,401	3.0	(538,176)	(45.3)

Total loans and leases	$41,092,165	100.0%	$41,191,723	100.0%	$40,054,338	100.0%	$1,037,827	2.6%

Huntington Bancshares Incorporated
Deposit Composition

							Change
	2008				2007		December ‘08 vs ‘07
(in thousands)	December 31,		September 30,		December 31,		Amount	Percent
	(Unaudited)		(Unaudited)

By Type
Demand deposits — non-interest bearing	$5,477,439	14.4%	$5,135,164	13.7%	$5,371,747	14.2%	$105,692	2.0%
Demand deposits — interest bearing	4,082,701	10.8	4,052,032	10.8	4,048,873	10.7	33,828	0.8
Money market deposits	5,182,360	13.7	5,565,439	14.8	6,643,242	17.6	(1,460,882)	(22.0)
Savings and other domestic deposits	4,845,506	12.8	4,816,038	12.8	4,968,615	13.2	(123,109)	(2.5)
Core certificates of deposit	12,726,738	33.5	12,156,660	32.4	10,736,146	28.4	1,990,592	18.5

Total core deposits	32,314,744	85.2	31,725,333	84.5	31,768,623	84.1	546,121	1.7
Other domestic deposits of $100,000 or more	1,540,990	4.1	1,948,899	5.2	1,870,730	5.0	(329,740)	(17.6)
Brokered deposits and negotiable CDs	3,354,461	8.8	2,925,440	7.8	3,376,854	8.9	(22,393)	(0.7)
Deposits in foreign offices	733,005	1.9	969,384	2.5	726,714	2.0	6,291	0.9

Total deposits	$37,943,200	100.0%	$37,569,056	100.0%	$37,742,921	100.0%	$200,279	0.5%

Total core deposits:
Commercial	$7,757,803	24.0%	$8,007,619	25.2%	$9,017,852	28.4%	$(1,260,049)	(14.0)%
Personal	24,556,941	76.0	23,717,714	74.8	22,750,771	71.6	1,806,170	7.9

Total core deposits	$32,314,744	100.0%	$31,725,333	100.0%	$31,768,623	100.0%	$546,121	1.7%

By Business Segment
Regional Banking:
Central Ohio	$6,192,393	16.3%	$6,136,030	16.3%	$6,319,899	16.7%	$(127,506)	(2.0)%
Northwest Ohio	2,602,003	6.9	2,690,720	7.2	2,836,309	7.5	(234,306)	(8.3)
Greater Cleveland	3,170,350	8.4	3,248,385	8.6	3,201,791	8.5	(31,441)	(1.0)
Greater Akron/Canton	3,209,756	8.5	3,270,480	8.7	3,188,682	8.4	21,074	0.7
Southern Ohio/Kentucky	2,664,542	7.0	2,643,955	7.0	2,628,879	7.0	35,663	1.4
Mahoning Valley	2,268,922	6.0	2,263,719	6.0	2,333,794	6.2	(64,872)	(2.8)
West Michigan	2,933,489	7.7	3,021,528	8.0	2,918,709	7.7	14,780	0.5
East Michigan	2,659,385	7.0	2,663,131	7.1	2,444,269	6.5	215,116	8.8
Pittsburgh	2,652,212	7.0	2,749,254	7.3	2,536,007	6.7	116,205	4.6
Central Indiana	1,868,730	4.9	1,902,232	5.1	1,894,940	5.0	(26,210)	(1.4)
West Virginia	1,817,741	4.8	1,723,002	4.6	1,589,520	4.2	228,221	14.4
Other Regional	834,282	2.2	677,616	1.8	732,586	1.9	101,696	13.9

Regional Banking	32,873,805	86.6	32,990,052	87.8	32,625,385	86.4	248,420	0.8
Auto Finance and Dealer Services	66,595	0.2	67,040	0.2	59,783	0.2	6,812	11.4
Private Financial, Capital Markets, and Insurance Group	1,784,747	4.7	1,552,611	4.1	1,638,552	4.3	146,195	8.9
Treasury / Other (1)	3,218,053	8.5	2,959,353	7.9	3,419,201	9.1	(201,148)	(5.9)

Total deposits	$37,943,200	100.0%	$37,569,056	100.0%	$37,742,921	100.0%	$200,279	0.5%

(1)	Comprised largely of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully taxable equivalent basis	2008				2007	4Q08 vs 4Q07
(in millions)	Fourth	Third	Second	First	Fourth	Amount	Percent

Assets
Interest bearing deposits in banks	$343	$321	$256	$293	$324	$19	5.9%
Trading account securities	940	992	1,243	1,186	1,122	(182)	(16.2)
Federal funds sold and securities purchased under resale agreements	48	363	566	769	730	(682)	(93.4)
Loans held for sale	329	274	501	565	493	(164)	(33.3)
Investment securities:
Taxable	3,789	3,975	3,971	3,774	3,807	(18)	(0.5)
Tax-exempt	689	712	717	703	689	—	—

Total investment securities	4,478	4,687	4,688	4,477	4,496	(18)	(0.4)
Loans and leases: (1)
Commercial:
Commercial and industrial	13,746	13,629	13,631	13,343	13,270	476	3.6
Commercial real estate:
Construction	2,103	2,090	2,038	2,014	1,892	211	11.2
Commercial	8,115	7,726	7,563	7,273	7,161	954	13.3

Commercial real estate	10,218	9,816	9,601	9,287	9,053	1,165	12.9

Total commercial	23,964	23,445	23,232	22,630	22,323	1,641	7.4

Consumer:
Automobile loans	3,899	3,856	3,636	3,309	3,052	847	27.8
Automobile leases	636	768	915	1,090	1,272	(636)	(50.0)

Automobile loans and leases	4,535	4,624	4,551	4,399	4,324	211	4.9
Home equity	7,523	7,453	7,365	7,274	7,297	226	3.1
Residential mortgage	4,737	4,812	5,178	5,351	5,437	(700)	(12.9)
Other loans	678	670	699	713	728	(50)	(6.9)

Total consumer	17,473	17,559	17,793	17,737	17,786	(313)	(1.8)

Total loans and leases	41,437	41,004	41,025	40,367	40,109	1,328	3.3
Allowance for loan and lease losses	(764)	(731)	(654)	(630)	(474)	(290)	(61.2)

Net loans and leases	40,673	40,273	40,371	39,737	39,635	1,038	2.6

Total earning assets	47,575	47,641	48,279	47,657	47,274	301	0.6

Cash and due from banks	928	925	943	1,036	1,098	(170)	(15.5)
Intangible assets	3,421	3,441	3,449	3,472	3,440	(19)	(0.6)
All other assets	3,447	3,384	3,522	3,350	3,142	305	9.7

Total Assets	$54,607	$54,660	$55,539	$54,885	$54,480	$127	0.2%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$5,205	$5,080	$5,061	$5,034	$5,218	$(13)	(0.2)%
Demand deposits — interest bearing	3,988	4,005	4,086	3,934	3,929	59	1.5
Money market deposits	5,500	5,860	6,267	6,753	6,845	(1,345)	(19.6)
Savings and other domestic deposits	4,837	4,911	5,047	5,004	5,012	(175)	(3.5)
Core certificates of deposit	12,468	11,883	10,950	10,790	10,666	1,802	16.9

Total core deposits	31,998	31,739	31,411	31,515	31,670	328	1.0
Other domestic deposits of $100,000 or more	1,682	1,991	2,145	1,989	1,739	(57)	(3.3)
Brokered deposits and negotiable CDs	3,049	3,025	3,361	3,542	3,518	(469)	(13.3)
Deposits in foreign offices	854	1,048	1,110	885	748	106	14.2

Total deposits	37,583	37,803	38,027	37,931	37,675	(92)	(0.2)
Short-term borrowings	1,748	2,131	2,854	2,772	2,489	(741)	(29.8)
Federal Home Loan Bank advances	3,188	3,139	3,412	3,389	3,070	118	3.8
Subordinated notes and other long-term debt	4,252	4,382	3,928	3,814	3,875	377	9.7

Total interest bearing liabilities	41,566	42,375	43,160	42,872	41,891	(325)	(0.8)

All other liabilities	818	884	963	1,104	1,160	(342)	(29.5)
Shareholders’ equity	7,018	6,321	6,355	5,875	6,211	807	13.0

Total Liabilities and Shareholders’ Equity	$54,607	$54,660	$55,539	$54,885	$54,480	$127	0.2%

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2008				2007
Fully taxable equivalent basis (1)	Fourth	Third	Second	First	Fourth

Assets
Interest bearing deposits in banks	1.44%	2.17%	2.77%	3.97%	4.30%
Trading account securities	5.32	5.45	5.13	5.27	5.72
Federal funds sold and securities purchased under resale agreements	0.24	2.02	2.08	3.07	4.59
Loans held for sale	6.58	6.54	5.98	5.41	5.86
Investment securities:
Taxable	5.74	5.54	5.50	5.71	5.98
Tax-exempt	7.02	6.80	6.77	6.75	6.74

Total investment securities	5.94	5.73	5.69	5.88	6.10
Loans and leases: (3)
Commercial:
Commercial and industrial	5.01	5.46	5.53	6.32	6.92
Commercial real estate:
Construction	4.55	4.69	4.81	5.86	7.24
Commercial	5.07	5.33	5.47	6.27	7.09

Commercial real estate	4.96	5.19	5.32	6.18	7.12

Total commercial	4.99	5.35	5.45	6.27	7.00

Consumer:
Automobile loans	7.17	7.13	7.12	7.25	7.31
Automobile leases	5.82	5.70	5.59	5.53	5.52

Automobile loans and leases	6.98	6.89	6.81	6.82	6.78
Home equity	5.87	6.19	6.43	7.21	7.81
Residential mortgage	5.84	5.83	5.78	5.86	5.88
Other loans	9.25	9.71	9.98	10.43	10.91

Total consumer	6.28	6.41	6.48	6.84	7.10

Total loans and leases	5.53	5.80	5.89	6.51	7.05

Total earning assets	5.57%	5.77%	5.85%	6.40%	6.88%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	0.34	0.51	0.55	0.82	1.14
Money market deposits	1.31	1.66	1.76	2.83	3.67
Savings and other domestic deposits	1.66	1.74	1.83	2.27	2.54
Core certificates of deposit	4.02	4.05	4.37	4.68	4.83

Total core deposits	2.49	2.57	2.67	3.18	3.55
Other domestic deposits of $100,000 or more	3.38	3.47	3.77	4.38	5.00
Brokered deposits and negotiable CDs	3.39	3.37	3.38	4.43	5.24
Deposits in foreign offices	0.90	1.49	1.66	2.16	3.27

Total deposits	2.58	2.66	2.78	3.36	3.80
Short-term borrowings	0.85	1.42	1.66	2.78	3.74
Federal Home Loan Bank advances	3.04	2.92	3.01	3.94	5.03
Subordinated notes and other long-term debt	4.49	4.29	4.21	5.12	5.93

Total interest bearing liabilities	2.74%	2.79%	2.85%	3.53%	4.09%

Net interest rate spread	2.83%	2.98%	3.00%	2.87%	2.79%
Impact of non-interest bearing funds on margin	0.35	0.31	0.29	0.36	0.47

Net interest margin	3.18%	3.29%	3.29%	3.23%	3.26%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 7 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Quarterly Average Loans and Leases and Deposit
     Composition By Business Segment
(Unaudited)

	Average Balances					Change
	2008				2007	4Q08 vs 4Q07
(in millions)	Fourth	Third	Second	First	Fourth	Amount	Percent

Loans and direct financing leases (1)
Regional Banking:
Central Ohio	$5,368	$5,202	$5,199	$5,099	$5,040	$328	6.5%
Northwest Ohio	2,152	2,209	2,251	2,295	2,301	(149)	(6.5)
Greater Cleveland	3,304	3,274	3,241	3,148	3,085	219	7.1
Greater Akron/Canton	2,629	2,592	2,586	2,516	2,488	141	5.7
Southern Ohio/Kentucky	3,093	2,999	2,925	2,782	2,584	509	19.7
Mahoning Valley	1,227	1,224	1,268	1,266	1,279	(52)	(4.1)
West Michigan	2,708	2,633	2,572	2,508	2,472	236	9.5
East Michigan	1,812	1,819	1,792	1,734	1,761	51	2.9
Pittsburgh	1,975	1,983	1,932	1,902	1,856	119	6.4
Central Indiana	1,585	1,545	1,527	1,463	1,397	188	13.5
West Virginia	1,284	1,198	1,199	1,160	1,135	149	13.1
Other Regional	4,666	4,669	4,908	5,089	5,048	(382)	(7.6)

Regional Banking	31,803	31,347	31,400	30,962	30,446	1,357	4.5
Auto Finance and Dealer Services	5,909	5,928	5,877	5,720	5,587	322	5.8
Private Financial, Capital Markets, and Insurance Group	2,629	2,600	2,594	2,553	2,496	133	5.3
Treasury / Other	1,096	1,129	1,154	1,132	1,580	(484)	(30.6)

Total loans and direct financing leases	$41,437	$41,004	$41,025	$40,367	$40,109	$1,328	3.3%

Deposit composition (1)
Regional Banking:
Central Ohio	$6,160	$6,331	$6,596	$6,359	$6,158	$2	0.0%
Northwest Ohio	2,644	2,755	2,765	2,828	2,823	(179)	(6.3)
Greater Cleveland	3,136	3,272	3,317	3,189	3,097	39	1.3
Greater Akron/Canton	3,215	3,239	3,211	3,231	3,236	(21)	(0.6)
Southern Ohio/Kentucky	2,670	2,638	2,596	2,655	2,644	26	1.0
Mahoning Valley	2,260	2,281	2,277	2,312	2,331	(71)	(3.0)
West Michigan	2,931	2,981	2,906	2,904	2,923	8	0.3
East Michigan	2,657	2,612	2,458	2,420	2,406	251	10.4
Pittsburgh	2,685	2,609	2,562	2,545	2,553	132	5.2
Central Indiana	1,921	1,880	1,946	1,888	1,939	(18)	(0.9)
West Virginia	1,763	1,674	1,608	1,594	1,567	196	12.5
Other Regional	865	829	818	786	730	135	18.5

Regional Banking	32,907	33,101	33,060	32,711	32,407	500	1.5
Auto Finance and Dealer Services	61	62	54	54	61	—	—
Private Financial, Capital Markets, and Insurance Group	1,608	1,583	1,517	1,583	1,640	(32)	(2.0)
Treasury / Other	3,007	3,057	3,396	3,583	3,567	(560)	(15.7)

Total deposits	$37,583	$37,803	$38,027	$37,931	$37,675	$(92)	(0.2)%

(1)	Prior period amounts have been reclassified to conform to the current period presentation.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data (1)
(Unaudited)

	2008				2007	4Q08 vs 4Q07
(in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth	Amount	Percent

Interest income	$662,508	$685,728	$696,675	$753,411	$814,398	$(151,890)	(18.7)%
Interest expense	286,143	297,092	306,809	376,587	431,465	(145,322)	(33.7)

Net interest income	376,365	388,636	389,866	376,824	382,933	(6,568)	(1.7)
Provision for credit losses	722,608	125,392	120,813	88,650	512,082	210,526	41.1

Net interest (loss) income after provision for credit losses	(346,243)	263,244	269,053	288,174	(129,149)	(217,094)	N.M.

Service charges on deposit accounts	75,247	80,508	79,630	72,668	81,276	(6,029)	(7.4)
Brokerage and insurance income	31,233	34,309	35,694	36,560	30,288	945	3.1
Trust services	27,811	30,952	33,089	34,128	35,198	(7,387)	(21.0)
Electronic banking	22,838	23,446	23,242	20,741	21,891	947	4.3
Bank owned life insurance income	13,577	13,318	14,131	13,750	13,253	324	2.4
Automobile operating lease income	13,170	11,492	9,357	5,832	2,658	10,512	N.M.
Mortgage banking (loss) income	(6,747)	10,302	12,502	(7,063)	3,702	(10,449)	N.M.
Securities (losses) gains	(127,082)	(73,790)	2,073	1,429	(11,551)	(115,531)	N.M.
Other income (loss)	17,052	37,320	26,712	57,707	(6,158)	23,210	N.M.

Total non-interest income	67,099	167,857	236,430	235,752	170,557	(103,458)	(60.7)

Personnel costs	196,785	184,827	199,991	201,943	214,850	(18,065)	(8.4)
Outside data processing and other services	31,230	32,386	30,186	34,361	39,130	(7,900)	(20.2)
Net occupancy	22,999	25,215	26,971	33,243	26,714	(3,715)	(13.9)
Equipment	22,329	22,102	25,740	23,794	22,816	(487)	(2.1)
Amortization of intangibles	19,187	19,463	19,327	18,917	20,163	(976)	(4.8)
Professional services	17,420	13,405	13,752	9,090	14,464	2,956	20.4
Marketing	9,357	7,049	7,339	8,919	16,175	(6,818)	(42.2)
Automobile operating lease expense	10,483	9,093	7,200	4,506	1,918	8,565	N.M.
Telecommunications	5,892	6,007	6,864	6,245	8,513	(2,621)	(30.8)
Printing and supplies	4,175	4,316	4,757	5,622	6,594	(2,419)	(36.7)
Other expense	50,237	15,133	35,676	23,841	68,215	(17,978)	(26.4)

Total non-interest expense	390,094	338,996	377,803	370,481	439,552	(49,458)	(11.3)

(Loss) Income before income taxes	(669,238)	92,105	127,680	153,445	(398,144)	(271,094)	68.1
(Benefit) Provision for income taxes	(251,949)	17,042	26,328	26,377	(158,864)	(93,085)	58.6

Net (loss) income	$(417,289)	$75,063	$101,352	$127,068	$(239,280)	$(178,009)	74.4%

Dividends declared on preferred shares	23,158	12,091	11,151	—	—	23,158	—

Net (loss) income applicable to common shares	$(440,447)	$62,972	$90,201	$127,068	$(239,280)	$(201,167)	84.1%

Average common shares — basic	366,054	366,124	366,206	366,235	366,119	(65)	(0.0)%
Average common shares — diluted (2)	366,054	367,361	367,234	367,208	366,119	(65)	(0.0)

Per common share
Net (loss) income — basic	$(1.20)	$0.17	$0.25	$0.35	$(0.65)	$(0.55)	84.6%
Net (loss) income — diluted	(1.20)	0.17	0.25	0.35	(0.65)	(0.55)	84.6
Cash dividends declared	0.1325	0.1325	0.1325	0.2650	0.2650	(0.1325)	(50.0)

Return on average total assets	(3.04)%	0.55%	0.73%	0.93%	(1.74)	(1.30)%	74.7
Return on average total shareholders’ equity	(23.7)	4.7	6.4	8.7	(15.3)	(8.4)	54.9
Return on average tangible shareholders’ equity (3)	(43.2)	11.6	15.0	22.0	(30.7)	(12.50)	40.7
Net interest margin (4)	3.18	3.29	3.29	3.23	3.26	(0.08)	(2.5)
Efficiency ratio (5)	64.6	50.3	56.9	57.0	73.5	(8.9)	(12.1)
Effective tax rate (benefit)	(37.6)	18.5	20.6	17.2	(39.9)	2.3	(5.8)

Revenue — fully taxable equivalent (FTE)
Net interest income	$376,365	$388,636	$389,866	$376,824	$382,933	$(6,568)	(1.7)
FTE adjustment	3,641	5,451	5,624	5,502	5,363	(1,722)	(32.1)

Net interest income (4)	380,006	394,087	395,490	382,326	388,296	(8,290)	(2.1)
Non-interest income	67,099	167,857	236,430	235,752	170,557	(103,458)	(60.7)

Total revenue (4)	$447,105	$561,944	$631,920	$618,078	$558,853	$(111,748)	(20.0)%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to “Significant Items.”

(2)	For the three-month periods ended December 31, 2008, September 30, 2008, and June 30, 2008, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation. It was excluded because the result would have been higher than basic earnings per common share (anti-dilutive) for the period.

(3)	Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average stockholders’ equity less equals average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

		2008			2007	4Q08 vs 4Q07
(in thousands, except as noted)	Fourth	Third	Second	First	Fourth	Amount	Percent
Mortgage Banking Income
Origination and secondary marketing	$7,180	$7,647	$13,098	$9,332	$5,879	$1,301	22.1%
Servicing fees	11,660	11,838	11,166	10,894	11,405	255	2.2
Amortization of capitalized servicing (1)	(6,462)	(6,234)	(7,024)	(6,914)	(5,929)	(533)	(9.0)
Other mortgage banking income	2,959	3,519	5,959	4,331	4,113	(1,154)	(28.1)

Sub-total	15,337	16,770	23,199	17,643	15,468	(131)	(0.8)
MSR valuation adjustment (1)	(63,355)	(10,251)	39,031	(18,093)	(21,245)	(42,110)	N.M.
Net trading gains (losses) related to MSR hedging	41,271	3,783	(49,728)	(6,613)	9,479	31,792	N.M.

Total mortgage banking (loss) income	$(6,747)	$10,302	$12,502	$(7,063)	$3,702	$(10,449)	N.M. %

Average trading account securities used to hedge MSRs (in millions)	$857	$941	$1,190	$1,139	$1,073	$(216)	(20.1)%
Capitalized mortgage servicing rights (2)	167,438	230,398	240,024	191,806	207,894	(40,456)	(19.5)
Total mortgages serviced for others (in millions) (2)	15,138	15,741	15,770	15,138	15,088	50	0.3
MSR % of investor servicing portfolio	1.11%	1.46%	1.52%	1.27%	1.38%	(0.27)%	(19.6)

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$(63,355)	$(10,251)	$39,031	$(18,093)	$(21,245)	$(42,110)	N.M. %
Net trading gains (losses) related to MSR hedging	41,271	3,783	(49,728)	(6,613)	9,479	31,792	N.M.
Net interest income related to MSR hedging	9,473	8,368	9,364	5,934	3,192	6,281	N.M.

Net impact of MSR hedging	$(12,611)	$1,900	$(1,333)	$(18,772)	$(8,574)	$(4,037)	47.1%

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

		2008			2007
(in thousands)	Fourth	Third	Second	First	Fourth
Allowance for loan and lease losses, beginning of period	$720,738	$679,403	$627,615	$578,442	$454,784

Loan and lease losses	(571,053)	(96,388)	(78,084)	(60,804)	(388,506)
Recoveries of loans previously charged off	10,433	12,637	12,837	12,355	10,599

Net loan and lease losses	(560,620)	(83,751)	(65,247)	(48,449)	(377,907)

Provision for loan and lease losses	728,046	125,086	117,035	97,622	503,781
Economic reserve transfer	12,063	—	—	—	—
Allowance for loans transferred to held-for-sale	—	—	—	—	(2,216)

Allowance for loan and lease losses, end of period	$900,227	$720,738	$679,403	$627,615	$578,442

Allowance for unfunded loan commitments and letters of credit, beginning of period	$61,640	$61,334	$57,556	$66,528	$58,227

(Reduction in) Provision for unfunded loan commitments and letters of credit losses	(5,438)	306	3,778	(8,972)	8,301
Economic reserve transfer	(12,063)	—	—	—	—

Allowance for unfunded loan commitments and letters of credit, end of period	$44,139	$61,640	$61,334	$57,556	$66,528

Total allowances for credit losses	$944,366	$782,378	$740,737	$685,171	$644,970

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	1.91%	1.54%	1.45%	1.34%	1.27%
Economic reserve	0.28	0.21	0.21	0.19	0.17

Total loans and leases	2.19%	1.75%	1.66%	1.53%	1.44%

Nonaccrual loans and leases (NALs)	60	123	127	166	181
Nonperforming assets (NPAs)	55	107	109	121	122

Total allowances for credit losses (ACL) as % of:
Total loans and leases	2.30%	1.90%	1.80%	1.67%	1.61%
Nonaccrual loans and leases	63	134	138	182	202
Nonperforming assets	58	116	119	132	136

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2008				2007
(in thousands)	Fourth	Third	Second	First	Fourth

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$473,426 (1)	$29,646	$12,361	$10,732	$323,905 (2)
Commercial real estate:
Construction	2,390	3,539	575	122	6,800
Commercial	35,991	7,446	14,524	4,153	13,936

Commercial real estate	38,381	10,985	15,099	4,275	20,736

Total commercial	511,807	40,631	27,460	15,007	344,641

Consumer:
Automobile loans	14,885	9,813	8,522	8,008	7,347
Automobile leases	3,666	3,532	2,928	3,211	3,046

Automobile loans and leases	18,551	13,345	11,450	11,219	10,393
Home equity	19,168	15,828	17,345	15,215	12,212
Residential mortgage	7,328	6,706	4,286	2,927	3,340
Other loans	3,766	7,241	4,706	4,081	7,321

Total consumer	48,813	43,120	37,787	33,442	33,266

Total net charge-offs	$560,620	$83,751	$65,247	$48,449	$377,907

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial (1), (2)	13.78%	0.87%	0.36%	0.32	% 9.76%
Commercial real estate:
Construction	0.45	0.68	0.11	0.02	1.44
Commercial	1.77	0.39	0.77	0.23	0.78

Commercial real estate	1.50	0.45	0.63	0.18	0.92

Total commercial	8.54	0.69	0.47	0.27	6.18

Consumer:
Automobile loans	1.53	1.02	0.94	0.97	0.96
Automobile leases	2.31	1.84	1.28	1.18	0.96

Automobile loans and leases	1.64	1.15	1.01	1.02	0.96
Home equity	1.02	0.85	0.94	0.84	0.67
Residential mortgage	0.62	0.56	0.33	0.22	0.25
Other loans	2.22	4.32	2.69	2.29	4.02

Total consumer	1.12	0.98	0.85	0.75	0.75

Net charge-offs as a % of average loans	5.41%	0.82%	0.64%	0.48%	3.77%

(1)	The 2008 fourth quarter includes charge-offs totaling $423.3 million associated with Franklin.

(2)	The 2007 fourth quarter includes charge-offs totaling $397.0 million associated with the Franklin restructuring. These charge-offs were reduced by the unamortized discount associated with the loans, and by other amounts received from Franklin totaling $88.5 million, resulting in net charge-offs totaling $308.5 million.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases
(Unaudited)

	2008				2007
(in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,

Nonaccrual loans and leases (NALs):
Commercial and industrial (1)	$932,648	$174,207	$161,345	$101,842	$87,679
Commercial real estate	445,717	298,844	261,739	183,000	148,467
Residential mortgage	98,951	85,163	82,882	66,466	59,557
Home equity	24,831	27,727	29,076	26,053	24,068

Total nonaccrual loans and leases	1,502,147	585,941	535,042	377,361	319,771
Other real estate, net:
Residential	63,058	59,302	59,119	63,675	60,804
Commercial	59,440	14,176	13,259	10,181	14,467

Total other real estate, net	122,498	73,478	72,378	73,856	75,271
Impaired loans held for sale (2)	12,001	13,503	14,759	66,353	73,481
Other NPAs (3)	—	2,397	2,557	2,836	4,379

Total nonperforming assets	$1,636,646	$675,319	$624,736	$520,406	$472,902

Nonaccrual loans and leases as a % of total loans and leases (NAL ratio)	3.66%	1.42%	1.30%	0.92%	0.80%

NPA ratio (4)	3.97	1.64	1.52	1.26	1.18

Accruing restructured loans (5)
Franklin	$—	$364,939	$368,379	$1,157,361	$1,187,368
Other	306,417	106,520	87,151	59,823	—

Total accruing restructured loans	$306,417	$471,459	$455,530	$1,217,184	$1,187,368

Accruing loans and leases past due 90 days or more	$203,985	$191,518	$136,914	$152,897	$140,977

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.50%	0.46%	0.33%	0.37%	0.35%

	2008				2007
(in thousands)	Fourth	Third	Second	First	Fourth

Nonperforming assets, beginning of period	$675,319	$624,736	$520,406	$472,902	$435,042
New nonperforming assets	1,159,545	175,345	256,308	141,090	211,134
Returns to accruing status	(13,756)	(9,104)	(5,817)	(13,484)	(5,273)
Loan and lease losses	(100,335)	(52,792)	(40,808)	(27,896)	(62,502)
Payments	(66,536)	(43,319)	(46,091)	(38,746)	(30,756)
Sales	(17,591)	(19,547)	(59,262)	(13,460)	(74,743)

Nonperforming assets, end of period	$1,636,646	$675,319	$624,736	$520,406	$472,902

(1)	The 2008 fourth quarter commercial and industrial NALs include the $650.2 million Franklin Credit Management Corporation (Franklin) Tranche A loan.

(2)	Represent impaired loans obtained from the Sky Financial acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell. The decline from March 31, 2008 to June 30, 2008 was primarily due to the sale of these loans.

(3)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with lower FICO scores.

(4)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

(5)	Represents accruing loans that have been restructured. The 2007 fourth quarter and 2008 first quarter include both Tranche A and Tranche B of the Franklin relationship. The 2008 second and third quarters include Tranche B of the Franklin relationship, which was charged off in the 2008 fourth quarter.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2008				2007
(in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth

Common stock price, per share
High (1)	$11.650	$13.500	$11.750	$14.870	$18.390
Low (1)	5.260	4.370	4.940	9.640	13.500
Close	7.660	7.990	5.770	10.750	14.760
Average closing price	8.276	7.510	8.783	12.268	16.125

Dividends, per share
Cash dividends declared per common share	$0.1325	$0.1325	$0.1325	$0.2650	$0.2650

Common shares outstanding
Average — basic	366,054	366,124	366,206	366,235	366,119
Average — diluted (2)	366,054	367,361	367,234	367,208	366,119
Ending	366,058	366,069	366,197	366,226	366,262

Book value per common share	$14.53	$15.86	$15.87	$16.13	$16.24
Tangible book value per common share (3)	5.55	6.84	6.82	7.08	7.13
Capital data

	2008				2007
(in millions)	December 31,	September 30,	June 30,	March 31,	December 31,

Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$7,197	$6,374	$6,381	$5,907	$5,949
Less: goodwill	(3,055)	(3,056)	(3,057)	(3,047)	(3,059)
Less: other intangible assets	(357)	(376)	(395)	(409)	(428)
Add: related deferred tax liability (3)	125	132	138	143	150

Total tangible equity	3,910	3,073	3,068	2,593	2,612
Less: Preferred equity	(1,878)	(569)	(569)	—	—

Total tangible common equity	$2,032	$2,504	$2,499	$2,593	$2,612

Total assets	$54,312	$54,661	$55,334	$56,052	$54,697
Less: goodwill	(3,055)	(3,056)	(3,057)	(3,047)	(3,059)
Less: other intangible assets	(357)	(376)	(395)	(409)	(428)
Add: related deferred tax liability (3)	125	132	138	143	150

Total tangible assets	$51,025	$51,360	$52,020	$52,739	$51,360

Tangible equity / asset ratio	7.66%	5.98%	5.90%	4.92%	5.08%
Tangible common equity / asset ratio	3.98	4.88	4.80	4.92	5.08

Other capital data:
Total risk-weighted assets (4)	$46,793	$46,608	$46,602	$46,546	$46,044

Tier 1 leverage ratio (4)	9.82%	7.99%	7.88%	6.83%	6.77%
Tier 1 risk-based capital ratio (4)	10.76	8.80	8.82	7.56	7.51
Total risk-based capital ratio (4)	13.96	12.03	12.05	10.87	10.85

Tangible equity / risk-weighted assets ratio (4)	8.37	6.59	6.58	5.57	5.67
Average equity / average assets	12.85	11.56	11.44	10.70	11.40

Other data:
Number of employees (full-time equivalent)	10,951	10,900	11,251	11,787	11,925
Number of domestic full-service banking offices (5)	613	612	625	627	625

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	For the three-month periods ended December 31, 2008, September 30, 2008, and June 30, 2008, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation. It was excluded because the result would have been higher than basic earnings per common share (anti-dilutive) for the period.

(3)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	December 31, 2008 figures are estimated. Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting Statement 158 from the regulatory capital calculations.

(5)	Includes 10 Private Financial Group offices.

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

	Annual Average Balances
Fully taxable equivalent basis		Change from 2007			Change from 2006
(in millions)	2008	Amount	%	2007	Amount	%	2006	2005	2004

Assets
Interest bearing deposits in banks	$303	$43	16.5%	$260	$207	N.M.	$53	$53	$66
Trading account securities	1,090	448	69.8	642	550	N.M.	92	207	105
Federal funds sold and securities purchased under resale agreements	435	(156)	(26.4)	591	270	84.1	321	262	319
Loans held for sale	416	54	14.9	362	87	31.6	275	318	243
Investment securities:
Taxable	3,878	225	6.2	3,653	(544)	(13.0)	4,197	3,683	4,425
Tax-exempt	705	59	9.1	646	76	13.3	570	475	412

Total investment securities	4,583	284	6.6	4,299	(468)	(9.8)	4,767	4,158	4,837
Loans and leases: (1)
Commercial:
Commercial and industrial	13,588	2,952	27.8	10,636	3,313	45.2	7,323	6,170	5,466
Commercial real estate:
Construction	2,061	528	34.4	1,533	273	21.7	1,260	1,739	1,468
Commercial	7,671	2,397	45.4	5,274	1,992	60.7	3,282	2,718	2,867

Commercial real estate	9,732	2,925	43.0	6,807	2,265	49.9	4,542	4,457	4,335

Total commercial	23,320	5,877	33.7	17,443	5,578	47.0	11,865	10,627	9,801

Consumer:
Automobile loans	3,676	1,043	39.6	2,633	576	28.0	2,057	2,043	2,285
Automobile leases	851	(634)	(42.7)	1,485	(546)	(26.9)	2,031	2,422	2,192

Automobile loans and leases	4,527	409	9.9	4,118	30	0.7	4,088	4,465	4,477
Home equity	7,404	1,231	19.9	6,173	1,203	24.2	4,970	4,752	4,244
Residential mortgage	5,018	79	1.6	4,939	358	7.8	4,581	4,081	3,212
Other loans	691	162	30.6	529	90	20.5	439	385	393

Total consumer	17,640	1,881	11.9	15,759	1,681	11.9	14,078	13,683	12,326

Total loans and leases	40,960	7,758	23.4	33,202	7,259	28.0	25,943	24,310	22,127
Allowance for loan and lease losses	(695)	(313)	(81.9)	(382)	(95)	(33.1)	(287)	(268)	(298)

Net loans and leases	40,265	7,445	22.7	32,820	7,164	27.9	25,656	24,042	21,829

Total earning assets	47,787	8,431	21.4	39,356	7,905	25.1	31,451	29,308	27,697

Cash and due from banks	958	28	3.0	930	105	12.7	825	845	843
Intangible assets	3,446	1,427	70.7	2,019	1,452	N.M.	567	218	216
All other assets	3,425	636	22.8	2,789	233	9.1	2,556	2,536	2,975

Total Assets	$54,921	$10,209	22.8	$44,712	$9,600	27.3	$35,112	$32,639	$31,433

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$5,095	$657	14.8%	$4,438	$908	25.7%	$3,530	$3,379	$3,230
Demand deposits — interest bearing	4,003	874	27.9	3,129	991	46.4	2,138	1,920	1,953
Money market deposits	6,093	(80)	(1.3)	6,173	569	10.2	5,604	5,738	5,254
Savings and other domestic deposits	4,949	948	23.7	4,001	941	30.8	3,060	3,206	3,434
Core certificates of deposit	11,527	3,470	43.1	8,057	3,007	59.5	5,050	3,334	2,689

Total core deposits	31,667	5,869	22.8	25,798	6,416	33.1	19,382	17,577	16,560
Other domestic deposits of $100,000 or more	1,951	563	40.6	1,388	343	32.8	1,045	859	590
Brokered deposits and negotiable CDs	3,243	4	0.1	3,239	(3)	(0.1)	3,242	3,119	1,837
Deposits in foreign offices	975	334	52.1	641	126	24.5	515	457	508

Total deposits	37,836	6,770	21.8	31,066	6,882	28.5	24,184	22,012	19,495
Short-term borrowings	2,374	129	5.7	2,245	445	24.7	1,800	1,379	1,410
Federal Home Loan Bank advances	3,281	1,254	61.9	2,027	658	48.1	1,369	1,105	1,271
Subordinated notes and other long-term debt	4,094	406	11.0	3,688	114	3.2	3,574	4,064	5,379

Total interest bearing liabilities	42,490	7,902	22.8	34,588	7,191	26.2	27,397	25,181	24,325

All other liabilities	942	(112)	(10.6)	1,054	(185)	(14.9)	1,239	1,496	1,504
Shareholders’ equity	6,394	1,762	38.0	4,632	1,686	57.2	2,946	2,583	2,374

Total Liabilities and Shareholders’ Equity	$54,921	$10,209	22.8%	$44,712	$9,600	27.3%	$35,112	$32,639	$31,433

N.M., not a meaningful value.

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin Analysis
(Unaudited)

	Annual Average Rates (2)
Fully Taxable Equivalent basis (1)	2008	2007	2006	2005	2004

Assets
Interest bearing deposits in banks	2.53%	4.80%	6.00%	2.16%	1.05%
Trading account securities	5.28	5.84	4.19	4.08	4.15
Federal funds sold and securities purchased under resale agreements	2.46	5.05	5.00	2.27	1.73
Loans held for sale	6.01	5.69	6.10	5.64	5.35
Investment securities:
Taxable	5.62	6.07	5.47	4.31	3.88
Tax-exempt	6.83	6.72	6.75	6.71	6.98

Total investment securities	5.81	6.17	5.62	4.58	4.14
Loans and leases (3):
Commercial:
Commercial and industrial	5.67	7.44	7.32	5.88	4.58
Commercial real estate:
Construction	5.05	7.80	8.07	6.42	4.55
Commercial	5.61	7.50	7.45	5.99	4.95

Commercial real estate	5.49	7.57	7.61	6.16	4.81

Total commercial	5.59	7.49	7.43	6.00	4.68

Consumer:
Automobile loans	7.17	7.17	6.57	6.52	7.22
Automobile leases	5.65	5.41	5.07	4.94	5.00

Automobile loans and leases	6.88	6.53	5.82	5.66	6.14
Home equity	6.42	7.77	7.44	6.07	4.92
Residential mortgage	5.83	5.79	5.44	5.22	5.07
Other loans	9.85	10.51	9.07	10.23	7.51

Total consumer	6.50	6.92	6.37	5.80	5.48

Total loans and leases	5.99	7.22	6.86	5.89	5.13

Total earning assets	5.90%	7.02%	6.63%	5.65%	4.89%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	0.55	1.29	0.90	0.55	0.42
Money market deposits	1.93	3.77	3.45	2.18	1.25
Savings and other domestic deposits	1.88	2.40	1.75	1.41	1.29
Core certificates of deposit	4.27	4.85	4.25	3.56	3.36

Total core deposits	2.73	3.55	3.02	2.10	1.56
Other domestic deposits of $100,000 or more	3.76	5.08	5.00	3.32	1.88
Brokered deposits and negotiable CDs	3.66	5.41	5.22	3.51	1.80
Deposits in foreign offices	1.56	3.19	2.93	2.10	0.82

Total deposits	2.85	3.85	3.47	2.40	1.58
Short-term borrowings	1.78	4.13	4.01	2.49	0.93
Federal Home Loan Bank advances	3.29	5.06	4.38	3.13	2.62
Subordinated notes and other long-term debt	4.51	5.96	5.65	4.02	2.46

Total interest bearing liabilities	2.98	4.17	3.84	2.70	1.79

Net interest rate spread	2.92	2.85	2.79	2.95	3.10
Impact of non-interest bearing funds on margin	0.33	0.51	0.50	0.38	0.23

Net interest margin	3.25%	3.36%	3.29%	3.33%	3.33%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 15 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data (1)
(Unaudited)

	Year Ended December 31,
		Change from 2007			Change from 2006
(in thousands, except per share amounts)	2008	Amount	%	2007	Amount	%	2006	2005	2004

Interest income	$2,798,322	$55,359	2.0%	$2,742,963	$672,444	32.5%	$2,070,519	$1,641,765	$1,347,315
Interest expense	1,266,631	(174,820)	(12.1)	1,441,451	390,109	37.1	1,051,342	679,354	435,941

Net interest income	1,531,691	230,179	17.7	1,301,512	282,335	27.7	1,019,177	962,411	911,374
Provision for credit losses	1,057,463	413,835	64.3	643,628	578,437	N.M.	65,191	81,299	55,062

Net interest income after provision for credit losses	474,228	(183,656)	(27.9)	657,884	(296,102)	(31.0)	953,986	881,112	856,312

Service charges on deposit accounts	308,053	53,860	21.2	254,193	68,480	36.9	185,713	167,834	171,115
Brokerage and insurance income	137,796	45,421	49.2	92,375	33,540	57.0	58,835	53,619	54,799
Trust services	125,980	4,562	3.8	121,418	31,463	35.0	89,955	77,405	67,410
Electronic banking	90,267	19,200	27.0	71,067	19,713	38.4	51,354	44,348	41,574
Bank owned life insurance income	54,776	4,921	9.9	49,855	6,080	13.9	43,775	40,736	42,297
Automobile operating lease income	39,851	32,041	N.M.	7,810	(35,305)	(81.9)	43,115	133,015	285,431
Mortgage banking income	8,994	(20,810)	(69.8)	29,804	(11,687)	(28.2)	41,491	28,333	26,786
Securities (losses) gains	(197,370)	(167,632)	N.M.	(29,738)	43,453	(59.4)	(73,191)	(8,055)	15,763
Other income	138,791	58,972	73.9	79,819	(40,203)	(33.5)	120,022	95,047	113,423

Total non-interest income	707,138	30,535	4.5	676,603	115,534	20.6	561,069	632,282	818,598

Personnel costs	783,546	96,718	14.1	686,828	145,600	26.9	541,228	481,658	485,806
Outside data processing and other services	128,163	918	0.7	127,245	48,466	61.5	78,779	74,638	72,115
Net occupancy	108,428	9,055	9.1	99,373	28,092	39.4	71,281	71,092	75,941
Equipment	93,965	12,483	15.3	81,482	11,570	16.5	69,912	63,124	63,342
Amortization of intangibles	76,894	31,743	70.3	45,151	35,189	N.M.	9,962	829	817
Professional services	53,667	13,347	33.1	40,320	13,267	49.0	27,053	34,569	36,876
Marketing	32,664	(13,379)	(29.1)	46,043	14,315	45.1	31,728	26,279	24,600
Automobile operating lease expense	31,282	26,121	N.M.	5,161	(26,125)	(83.5)	31,286	103,850	235,080
Telecommunications	25,008	506	2.1	24,502	5,250	27.3	19,252	18,648	19,787
Printing and supplies	18,870	619	3.4	18,251	4,387	31.6	13,864	12,573	12,463
Other expense	124,887	(12,601)	(9.2)	137,488	30,839	28.9	106,649	82,560	95,417

Total non-interest expense	1,477,374	165,530	12.6	1,311,844	310,850	31.1	1,000,994	969,820	1,122,244

(Loss) Income before income taxes	(296,008)	(318,651)	N.M.	22,643	(491,418)	(95.6)	514,061	543,574	552,666
(Benefit) Provision for income taxes	(182,202)	(129,676)	N.M.	(52,526)	(105,366)	N.M.	52,840	131,483	153,741

Net (loss) income	$(113,806)	(188,975)	N.M.	$75,169	(386,052)	(83.7)%	$461,221	$412,091	$398,925

Dividends declared on preferred shares	46,400	46,400	N.M.	—	—	—	—	—	—

Net (loss) income applicable to common shares	$(160,206)	(235,375)	N.M.	$75,169	(386,052)	(83.7)%	$461,221	$412,091	$398,925

Average common shares — basic	366,155	65,247	21.7%	300,908	64,209	27.1%	236,699	230,142	229,913
Average common shares — diluted (2)	366,155	62,700	20.7%	303,455	63,535	26.5%	239,920	233,475	233,856

Per common share
Net (loss) income per common share — basic	(0.44)	(0.69)	N.M.	0.25	(1.70)	(87.2)	1.95	1.79	1.74
Net (loss) income per common share — diluted	(0.44)	(0.69)	N.M.	0.25	(1.67)	(87.0)	1.92	1.77	1.71
Cash dividends declared	0.6625	(0.398)	(37.5)	1.060	0.060	6.0	1.000	0.845	0.750

Return on average total assets	(0.21)%	(0.38)%	N.M.	0.17%	(1.14)%	(87.02)	1.31%	1.26%	1.27%
Return on average total shareholders’ equity	(1.8)	(3.4)	N.M.	1.6	(14.1)	(89.8)	15.7	16.0	16.8
Return on average tangible shareholders’ equity (3)	(2.1)	(6.0)	N.M.	3.9	(15.6)	(80.0)	19.5	17.4	18.5
Net interest margin (4)	3.25	(0.11)	(3.3)	3.36	0.07	2.1	3.29	3.33	3.33
Efficiency ratio (5)	57.0	(5.5)	(8.8)	62.5	3.1	5.2	59.4	60.0	65.0
Effective tax rate	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.	10.3	24.2	27.8

Revenue — fully taxable equivalent (FTE)
Net interest income	$1,531,691	$230,179	17.7%	$1,301,512	$282,335	27.7%	$1,019,177	$962,411	$911,374
FTE adjustment (4)	20,218	969	5.0	19,249	3,224	20.1	16,025	13,393	11,653

Net interest income	1,551,909	231,148	17.5	1,320,761	285,559	27.6	1,035,202	975,804	923,027
Non-interest income	707,138	30,535	4.5	676,603	115,534	20.6	561,069	632,282	818,598

Total revenue	$2,259,047	$261,683	13.1%	$1,997,364	$401,093	25.1%	$1,596,271	$1,608,086	$1,741,625

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the “Significant Items”.

(2)	For the year ended December 31, 2008, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation. It was excluded because the result would have been higher than basic earnings per common share (anti-dilutive) for the period.

(3)	Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities (losses) gains.

Huntington Bancshares Incorporated
Annual Mortgage Banking Income
(Unaudited)

	Year Ended December 31,
(in thousands, except as noted)	2008	2007	2006	2005	2004

Mortgage Banking Income

Origination and secondary marketing	$37,257	$25,965	$18,217	$24,934	$22,709
Servicing fees	45,558	36,012	24,659	22,181	21,696
Amortization of capitalized servicing (1)	(26,634)	(20,587)	(15,144)	(18,359)	(19,019)
Other mortgage banking income	16,768	13,198	10,173	8,583	10,024

Sub-total	72,949	54,588	37,905	37,339	35,410
MSR valuation adjustment (1)	(52,668)	(16,131)	4,871	4,371	1,378
Net trading losses related to MSR hedging	(11,287)	(8,653)	(1,285)	(13,377)	(10,002)

Total mortgage banking income	$8,994	$29,804	$41,491	$28,333	$26,786

Average trading account securities used to hedge MSRs (in millions)	$1,031	$594	$26	$195	$94
Capitalized mortgage servicing rights (2)	167,438	207,894	131,104	91,259	77,107
MSR allowance (2)	—	—	—	(404)	(4,775)
Total mortgages serviced for others (in millions) (2)	15,754	15,088	8,252	7,276	6,861
MSR % of investor servicing portfolio	1.06%	1.38%	1.59%	1.25%	1.12%

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$(52,668)	$(16,131)	$4,871	$4,371	$1,378
Net trading losses related to MSR hedging	(11,287)	(8,653)	(1,285)	(13,377)	(10,002)
Net interest income related to MSR hedging	33,139	5,797	36	1,688	1,450
Other MSR hedge activity	—	—	—	—	(4,492)

Net impact of MSR hedging	$(30,816)	$(18,987)	$3,622	$(7,318)	$(11,666)

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,
(in thousands)	2008	2007	2006	2005	2004

Allowance for loan and lease losses, beginning of period	$578,442	$272,068	$268,347	$271,211	$299,732

Acquired allowance for loan and lease losses	—	188,128	23,785	—	—
Loan and lease losses	(806,329)	(517,943)	(119,692)	(115,848)	(126,115)
Recoveries of loans previously charged off	48,262	40,312	37,316	35,791	47,580

Net loan and lease losses	(758,067)	(477,631)	(82,376)	(80,057)	(78,535)

Provision for loan and lease losses	1,067,789	628,802	62,312	83,782	57,397
Economic reserve transfer	12,063	—	—	(6,253)	—
Allowance of assets sold and securitized	—	—	—	(336)	(7,383)
Allowance for loans transferred to held-for-sale	—	(32,925)	—	—	—

Allowance for loan and lease losses, end of period	$900,227	$578,442	$272,068	$268,347	$271,211

Allowance for unfunded loan commitments and letters of credit, beginning of period	$66,528	$40,161	$36,957	$33,187	$35,522
Acquired AULC	—	11,541	325	—	—
(Reduction in) provision for unfunded loan commitments and letters of credit losses	(10,326)	14,826	2,879	(2,483)	(2,335)
Economic reserve transfer	(12,063)	—	—	6,253	—

Allowance for unfunded loan commitments and letters of credit, end of period	$44,139	$66,528	$40,161	$36,957	$33,187

Total allowances for credit losses	$944,366	$644,970	$312,229	$305,304	$304,398

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	1.91%	1.27%	0.86%	0.89%	0.83%
Economic reserve	0.28	0.17	0.18	0.21	0.32

Total loans and leases	2.19%	1.44%	1.04%	1.10%	1.15%

Nonaccrual loans and leases (NALs)	60	181	189	263	424
Nonperforming assets (NPAs)	55	122	141	229	250

Total allowances for credit losses (ACL) as % of:
Total loans and leases	2.30%	1.61%	1.19%	1.25%	1.29%
Nonaccrual loans and leases	63	202	217	300	476
Nonperforming assets	58	136	261	280	384

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(in thousands)	2008	2007	2006	2005	2004

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$526,165 (1)	$345,840 (2)	$20,868	$25,000	$6,573
Commercial real estate:
Construction	6,626	11,854	3,553	135	2,425
Commercial	62,114	27,250	3,230	4,439	6,459

Commercial real estate	68,740	39,104	6,783	4,574	8,884

Total commercial	594,905	384,944	27,651	29,574	15,457

Consumer:
Automobile loans	41,228	17,185	8,330	11,988	28,574
Automobile leases	13,337	10,507	10,445	11,664	10,837

Automobile loans and leases	54,565	27,692	18,775	23,652	39,411
Home equity	67,556	34,426	21,854	17,619	15,074
Residential mortgage	21,247	11,371	4,505	2,332	1,760
Other loans	19,794	19,198	9,591	6,880	6,833

Total consumer	163,162	92,687	54,725	50,483	63,078

Total net charge-offs	$758,067	$477,631	$82,376	$80,057	$78,535

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial (1), (2)	3.87%	3.25%	0.28%	0.41%	0.12%
Commercial real estate:
Construction	0.32	0.77	0.28	0.01	0.17
Commercial	0.81	0.52	0.10	0.16	0.23

Commercial real estate	0.71	0.57	0.15	0.10	0.20

Total commercial	2.55	2.21	0.23	0.28	0.16

Consumer:
Automobile loans	1.12	0.65	0.40	0.59	1.25
Automobile leases	1.57	0.71	0.51	0.48	0.49

Automobile loans and leases	1.21	0.67	0.46	0.53	0.88
Home equity	0.91	0.56	0.44	0.37	0.36
Residential mortgage	0.42	0.23	0.10	0.06	0.05
Other loans	2.86	3.63	2.18	1.79	1.74

Total consumer	0.92	0.59	0.39	0.37	0.51

Net charge-offs as a % of average loans	1.85%	1.44%	0.32%	0.33%	0.35%

(1)	2008 includes charge-offs totaling $423.3 million associated with Franklin.

(2)	2007 includes charge-offs totaling $397.0 million associated with the Franklin restructuring. These charge-offs were reduced by the unamortized discount associated with the loans, and by other amounts received by Franklin totaling $88.5 million, resulting in net charge-offs totaling $308.5 million.

Huntington Bancshares Incorporated
Annual Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases
(Unaudited)

	December 31,
(in thousands)	2008	2007	2006	2005	2004

Nonaccrual loans and leases (NALs):
Middle market commercial and industrial (1)	$932,648	$87,679	$58,393	$55,273	$34,692
Middle market commercial real estate	445,717	148,467	37,947	18,309	8,670
Residential mortgage	98,951	59,557	32,527	17,613	13,545
Home equity	24,831	24,068	15,266	10,720	7,055

Total nonaccrual loans and leases	1,502,147	319,771	144,133	101,915	63,962

Other real estate, net:
Residential	63,058	60,804	47,031	14,214	8,501
Commercial	59,440	14,467	2,456	1,026	36,105

Total other real estate, net	122,498	75,271	49,487	15,240	44,606
Impaired loans held for sale (2)	12,001	73,481	—	—	—
Other NPAs (3)	—	4,379	—	—	—

Total nonperforming assets	$1,636,646	$472,902	$193,620	$117,155	$108,568

Nonperforming loans and leases as a % of total loans and leases (NAL ratio)	3.66%	0.80%	0.55%	0.42%	0.27%

NPA ratio (4)	3.97	1.18	0.74	0.48	0.46

Accruing restructured loans (5)
Franklin	$—	$1,187,368	$—	$—	$—
Other	306,417	—	—	—	—

Total accruring restructured loans	$306,417	$1,187,368	$—	$—	$—

Accruing loans and leases past due 90 days or more	$203,985	$140,977	$59,114	$56,138	$54,283

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.50%	0.35%	0.23%	0.23%	0.23%

	December 31,
(in thousands)	2008	2007	2006	2005	2004

Nonperforming assets, beginning of period	$472,902	$193,620	$117,155	$108,568	$87,386
New nonperforming assets	1,732,288	468,056	222,043	171,150	137,359
Acquired nonperforming assets	—	144,492	33,843	—	—
Returns to accruing status	(42,161)	(24,952)	(43,999)	(7,547)	(3,795)
Loan and lease losses	(221,831)	(126,754)	(46,191)	(38,819)	(37,337)
Payments	(194,692)	(86,093)	(59,469)	(64,861)	(43,319)
Sales	(109,860)	(95,467)	(29,762)	(51,336)	(31,726)

Non-performing assets, end of period	$1,636,646	$472,902	$193,620	$117,155	$108,568

(1)	2008 commercial and industrial NALs include the Franklin Credit Management Corporation (Franklin) Tranche A loan.

(2)	Represent impaired loans obtained from the Sky acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell.

(3)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with lower FICO scores.

(4)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

(5)	Represents accruing loans that have been restructured. 2008 includes both Tranche A and Tranche B of the Franklin relationship. Tranche B of the Franklin relationship was charged off in 2008.